UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]   Preliminary Proxy Statement

[   ]   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]   Definitive Proxy Statement

[X]   Definitive Additional Materials

[   ]   Soliciting Material Pursuant to §240.14a-12

PARKERVISION, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in Exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of

PARKERVISION INC.

To Be Held On September 16, 2022 at 10:00 a.m., EDT

virtually at https://web.lumiagm.com/209610065 (password: parkervision2022)

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before September 6, 2022.

Please visit http://www.astproxyportal.com/ast/20640, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)**
E-MAIL: help@astfinancial.com
WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM EDT the day before the cut-off or meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet please visit https://web.lumiagm.com/209610065 (password: parkervision2022) and be sure to have your control number available.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Directors:

NOMINEES:

Paul Rosenbaum
Robert Sterne

2. To approve an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of common stock;

3. To ratify the selection of MSL, PA as the Company's registered independent public accounting firm for the year ending December 31, 2022.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" ITEMS 2 AND 3.

Please note that you cannot use this notice to vote by mail.

ANNUAL MEETING OF SHAREHOLDERS OF

PARKERVISION INC.

September 16, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EDT the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiagm.com/209610065 (password: parkervision2022) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice and Proxy Statement and Form 10-K are available at http://www.astproxyportal.com/ast/20640

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230300000000000000 4 091622

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" ITEMS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1\. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Paul Rosenbaum
○ Robert Sterne

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To approve an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of common stock;	☐	☐	☐
3. To ratify the selection of MSL, PA as the Company's registered independent public accounting firm for the year ending December 31, 2022.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

PARKERVISION INC.

September 16, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice and Proxy Statement and Form 10-K
are available at http://www.astproxyportal.com/ast/20640

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000000000 4 091622

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" ITEMS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:
- ○ Paul Rosenbaum
- ○ Robert Sterne

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. To approve an amendment to the amended and restated articles of incorporation of the Company to increase the number of authorized shares of common stock;	☐	☐	☐
3. To ratify the selection of MSL, PA as the Company's registered independent public accounting firm for the year ending December 31, 2022.	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PARKERVISION, INC.

Proxy Solicited by the Board of Directors for the Annual Meeting

To Be Held on September 16, 2022

The shareholder(s) hereby appoint(s) Jeffrey Parker and Frank Newman, or either of them, with full power of substitution, as proxy, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of PARKERVISION, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at https://web.lumiagm.com/209610065 (password: parkervision2022) at 10:00 AM EDT on September 16, 2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

(Continued and to be signed on the reverse side)

1.1 14475

ARKERVISION, INC. 7915 BAYMEADOWS WAY, SUITE 400 JACKSONVILLE, FL 32256 ATTN: INVESTOR RELATIONS VOTE BY INTERNET